SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2002

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

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Item 3.   Bankruptcy and Receivership.

     In furtherance of the announcement by United Pan-Europe Communications N.V. (the "Company") on December 3, 2002 that it, together with New UPC, Inc., has filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, a pre-negotiated plan of reorganization and a related disclosure statement with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") (Case No. 02-16020) and it has filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court under the Dutch Bankruptcy Code, a copy of the proposed disclosure statement (including the proposed plan of reorganization and proposed Akkoord) filed with the U.S. Bankruptcy Court is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference. This Form 8-K/A amends the Form 8-K filed by the Company earlier today.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit
               Number         Description

               99.2 Proposed form of disclosure statement filed by United Pan-Europe Communications N.V. and New UPC, Inc., together with Annex A (proposed plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code ) and Annex B (proposed Akkoord).

                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                    By: /s/ Anton A.M. Tuijten
                                       -----------------------------------------
                                       Name:  Anton A.M. Tuijten
                                       Title:  Member of the Board of Management
                                               and General Counsel

Dated:  December 3, 2002